UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 13, 2026

Eureka Acquisition Corp
(Exact name of registrant as specified in its charter)

Cayman Islands	001-42152	N/A
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification Number)

14 Prudential Tower

Singapore 049712

(Address of principal executive offices)

(+1) 949 899 1827

(Registrant’s telephone number, including area code)

Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol	Name of each exchange on which registered
Units, consisting of one Class A ordinary share, $0.0001 par value, and one Right to acquire one-fifth of one Class A ordinary share	EURKU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	EURK	The Nasdaq Stock Market LLC
Rights, each whole right to acquire one-fifth of one Class A ordinary share	EURKR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement

The disclosures set forth under Item 2.03 are incorporated by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

Pursuant to the amended and restated memorandum and articles of association (the “Charter”) of Eureka Acquisition Corp, a Cayman Islands exempted company (the “Company”), the Company had until March 3, 2026 to complete its initial business combination, however the Company may extend the period of time to consummate a business combination up to July 3, 2026, each by a one-month extension, subject to the deposit of $150,000 (the “Monthly Extension Fee”) into the trust account of the Company (the “Trust Account”).

On or around March 3, 2026, an aggregate of $150,000 of the Monthly Extension Fee was deposited into the Trust Account for the public shareholders, which enables the Company to extend the period of time it has to consummate its initial business combination by one month from March 3, 2026 to April 3, 2026 (the “Extension”). The payment of the Monthly Extension Fee was made by Marine Thinking Inc. (“Marine Thinking”), pursuant to that certain business combination agreement dated as of October 29, 2025 (as the same may be amended, supplemented or otherwise modified from time to time, the “BCA”), with Marine Thinking, an autonomous ship and fleet solution providing company incorporated under the Canada Business Corporations Act (“CBCA”), and 17358750 Canada Inc., a company incorporated under the CBCA and a wholly-owned subsidiary of Eureka (the “Amalgamation Sub”).

The Company issued an unsecured promissory note in the aggregate principal amount of $150,000 (the “Extension Note”) dated March 13, 2026 to Marine Thinking in connection with the payment of the Monthly Extension Fee.

The Extension Note bears no interest and is payable in full upon the earlier to occur of (i) the consummation of the Company’s business combination or (ii) the date of expiry of the term of the Company (the “Maturity Date”). The following shall constitute an event of default: (i) a failure to pay the principal within five business days of the Maturity Date; (ii) the commencement of a voluntary or involuntary bankruptcy action, (iii) the breach of the Company’s obligations thereunder; (iv) any cross defaults; (v) an enforcement proceedings against the Company; and (vi) any unlawfulness and invalidity in connection with the performance of the obligations thereunder, in which case the Extension Note may be accelerated.

The payee of the Extension Note, Marine Thinking or its registered assignees or successors in interest, has the right, but not the obligation, to convert the Extension Note, in whole or in part, respectively, into private units (the “Units”) of the Company, each consisting of one Class A ordinary share, par value $0.0001 per share (the “Class A Ordinary Share”) and one right to receive one-fifth (1/5) of one Class A Ordinary Share upon the consummation of a business combination, as described in the prospectus of the Company (File No: 333-277780), by providing the Company with written notice of the intention to convert at least two business days prior to the closing of the business combination. The number of Units to be received by Marine Thinking in connection with such conversion shall be an amount determined by dividing (x) the sum of the outstanding principal amount payable to Marine Thinking by (y) $10.00.

The issuance of the Extension Note was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

A copy of the Extension Note is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference. The foregoing description of the Extension Note does not purport to be complete and is subject to, and is qualified in its entirety by, the full text of the Extension Note.

Item 3.02 Unregistered Sales of Equity Securities

The information disclosed under Item 2.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02 to the extent required herein. The Units (and the underlying securities) issuable upon conversion of the Note, if any, (1) may not, subject to certain limited exceptions, be transferable or salable by Marine Thinking until the completion of the Company’s initial business combination and (2) are entitled to registration rights.

Additional Information and Where to Find It

In connection with the proposed transaction, the Company intends to file with the SEC a registration statement on Form S-4 that will include a proxy statement for the shareholders of the Company that also constitutes a prospectus of the Company. The Company urges investors, shareholders and other interested persons to read, when available, the preliminary proxy statement/prospectus as well as other documents filed with the SEC because these documents will contain important information about the Company, Marine Thinking, Amalgamation Sub and the proposed transactions. After the registration statement is declared effective, the definitive proxy statement/prospectus to be included in the registration statement will be mailed to shareholders of the Company as of a record date to be established for voting on the proposed transactions. Shareholders will also be able to obtain a copy of the proxy statement/prospectus, without charge by directing a request to eric.zhang@herculescapital.group. The preliminary and definitive proxy statement/prospectus to be included in the registration statement, once available, can also be obtained, without charge, at the SEC’s website (www.sec.gov).

No Offer or Solicitation

This Current Report on Form 8-K is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed transactions described herein, and does not constitute an offer to sell or a solicitation of an offer to buy any securities of the Company or the Marine Thinking, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended.

Participants in the Solicitation

The Company, Marine Thinking and their respective directors and executive officers may be considered participants in the solicitation of proxies with respect to the proposed transactions under the rules of the SEC. Information about the directors and executive officers of the Company is set forth in the Company’s most recent Annual Report on Form 10-K, which was filed with the SEC on December 15, 2025. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the stockholders in connection with the proposed transactions will be set forth in the proxy statement/prospectus when it is filed with the SEC. These documents can be obtained free of charge from the sources indicated above.

Forward-Looking Statements

Certain statements contained in this Current Report on Form 8-K may be considered forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act and Section 21E of the Exchange Act, including statements regarding the proposed transaction involving the Company and Marine Thinking, and the ability to consummate the proposed transaction. Forward-looking statements generally include statements that are predictive in nature and depend upon or refer to future events or conditions, and include words such as “may,” “will,” “should,” “would,” “expect,” “anticipate,” “plan,” “likely”, “believe,” “estimate,” “project,” “intend,” and other similar expressions among others. Statements that are not historical facts are forward-looking statements. Forward-looking statements are based on current beliefs and assumptions that are subject to risks and uncertainties and are not guarantees of future performance. Actual results could differ materially from those contained in any forward-looking statement as a result of various factors, including, without limitation: (i) the risk that the conditions to the closing of the proposed transaction are not satisfied, including the failure to timely or at all obtain shareholder approval for the proposed transaction or the failure to timely or at all obtain any required regulatory approval; (ii) uncertainties as to the timing of the consummation of the proposed transaction and the ability of each of involving the Company and Marine Thinking to consummate the proposed transaction; (iii) the possibility that other anticipated benefits of the proposed transaction will not be realized, and the anticipated tax treatment of the proposed transaction; (iv) the occurrence of any event that could give rise to termination of the proposed transaction; (v) the risk that shareholder litigation in connection with the proposed transaction or other settlements or investigations may affect the timing or occurrence of the proposed transaction or result in significant costs of defense, indemnification and liability; (vi) changes in general economic and/or industry specific conditions; (vii) possible disruptions from the proposed transaction that could harm the Company business; (viii) the ability of the Company to retain, attract and hire key personnel; (ix) potential adverse reactions or changes to relationships with customers, employees, suppliers or other parties resulting from the announcement or completion of the proposed transaction; (x) potential business uncertainty, including changes to existing business relationships, during the pendency of the proposed transaction that could affect the Company’s financial performance; (xi) legislative, regulatory and economic developments; (xii) unpredictability and severity of catastrophic events, including, but not limited to, acts of terrorism, outbreak of war or hostilities and any epidemic, pandemic or disease outbreak, as well as management’s response to any of the aforementioned factors; and (xiii) other risk factors as detailed from time to time in the Company’s reports filed with the SEC, including the Company’s annual report on Form 10-K, periodic quarterly reports on Form 10-Q, periodic current reports on Form 8-K and other documents filed with the SEC. The foregoing list of important factors is not exclusive. Neither the Company nor Marine Thinking can give any assurance that the conditions to the proposed transaction will be satisfied. Except as required by applicable law, neither the Company nor Marine Thinking undertakes any obligation to revise or update any forward-looking statement, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description of Exhibits
10.1	Extension Promissory Note dated March 13, 2025, issued by the Company to Marine Thinking Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Eureka Acquisition Corp

	By:	/s/ Fen Zhang
	Name:	Fen Zhang
	Title:	Chief Executive Officer

Date: March 16, 2026

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